SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON D.C. 20549

                                                __________


                                                 FORM 8-K

                                              CURRENT REPORT
                                                PURSUANT TO
                                          SECTION 13 or 15(d) OF
                                    THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 12, 1997



                                     THERMO-MIZER ENVIRONMENTAL CORP.
             -----------------------------------------------------------------
                            (Exact name of Registrant as specified in charter)


            DELAWARE                    33-87284-N4                 22-2312917
--------------------------------------------------------------------------------
         (State or other              (Commission              (I.R.S Employer
         jurisdiction                 File Number)               Identification
         of incorporation)                                             Number)



              528 Oritan Avenue, Ridgefield, New Jersey               07657
       --------------------------------------------------------     ----------
              (Address of Principal Executive Offices)              (Zip Code)



                                        201-941-5805
                      -------------------------------------------------
                      Registrant's Telephone number including area code



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TEM 8.  Change in Fiscal Year


     On December 12, 1997, the Board of Directors determined to change the fiscal year of the Corporation to the twelve months ended December 31. The report covering the transition period will be reported on a Form 10-KSB for the period ended December 31, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THERMO-MIZER ENVIRONMENTAL CORP.

                                       /s/ Jon J. Darcy
                                       ------------------------------------
                                         By: Jon J. Darcy
                                         President


Date: December 17, 1997








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